UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 31, 2011

BIDGIVE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-49999	13-4025362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3538 Caruth Blvd., Suite 200 Dallas, Texas 75225
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (972) 943-4185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 31, 2011 the Company entered into a ASSET SALE, PURCHASE AND TRANSFER AGREEMENT (the “Agreement”) with Bidgive Strategic Concepts, LLC, a Texas limited liability company (the “Buyer”) whereby the Company sold its operations (the “Business”) to the Buyer.  The consideration for this transaction consists of the Buyer's assumption of the liabilities of the operations of the Business.

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 31, 2011, the Agreement set forth in Item 1.01 above was closed.

Item 9.01 Exhibits

The ASSET SALE, PURCHASE AND TRANSFER AGREEMENT is attached hereto as Exhibit 2.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

BIDGIVE INTERNATIONAL, INC.

Date:	April 4, 2011	By:	/s/David M. Rees
David M. Rees
President